SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 1, 2013

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

0-20288	91-1422237
(Commission File Number)	IRS Employer Identification No.

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On April 1, 2013, Columbia Banking System, Inc. (“Columbia”) issued a press release announcing the closing of the acquisition of West Coast Bancorp (“West Coast”) and its wholly owned subsidiary, West Coast Bank located in Lake Oswego, Oregon. Under the terms of the Plan and Agreement of Merger dated September 25, 2012 (“Merger Agreement”), West Coast shareholders were entitled to receive shares of Columbia common stock, cash, or a unit of stock and cash consisting in the aggregate, of 12,809,525 shares of Columbia common stock and $264,609,560 in cash.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the West Coast and Columbia merger referenced above, effective April 1, 2013, the closing date of the merger, David A Dietzler became a member of the Board of Directors of Columbia and its wholly owned bank subsidiary, Columbia State Bank. Mr. Dietzler, served as a director of West Coast prior to the merger and was formerly a managing partner of KPMG LLP before retiring in 2005.

Mr. Dietzler has been appointed to serve on Columbia’s Audit Committee and Trust Committee.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 29, 2013, as corrected on April 1, 2013, the Company filed Articles of Amendment to its Amended and Restated Articles of Incorporation and a Certificate of Designations for the purpose of amending its Amended and Restated Articles of Incorporation (“Articles”) to fix the designations, preferences, limitations and relative rights of the Mandatorily Convertible Cumulative Participating Preferred Stock, Series B, with a liquidation preference of $100 per share (the “Preferred Shares”) issued to a holder of preferred stock of West Coast whose shares automatically converted into Preferred Shares in the Columbia merger. The Certificate of Designations was effective immediately upon filing. A copy of the Certificate of Designations, the form of which was previously filed as exhibit 4.1 to the Registration Statement on Form S-4 (333-184742) filed by Columbia, is attached hereto as Exhibit 4.1 and is incorporated herein by reference to the Amendment filed as Exhibit 3.1.

Item. 8.01 Other Events

The press release referenced above also announced the final results of elections made by shareholders of West Coast for the form of consideration to be received in connection with the merger of West Coast with and into Columbia, and the results of applying the proration formula (as cash consideration was undersubscribed) prescribed by the Merger Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements and Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed within 71 days after the date upon which this Current Report on Form 8-K was required to be filed with the SEC.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 days after the date upon which this Current Report on Form 8-K was required to be filed with the SEC

(c) Shell Company Transactions: None

(d) Exhibits.

3.1	Articles of Amendment

4.1	Certificate of Designation of Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (filed as part of Exhibit 3.1)

99.1	Press Release issued April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2013	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ Clint E. Stein
Clint E. Stein
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment

4.1	Certificate of Designation of Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (filed as part of Exhibit 3.1)

99.1	Press Release issued April 1, 2013